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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 25, 2006

                              PIVX SOLUTIONS, INC.
                              --------------------
               (Exact Name of Registrant as Specified in Charter)

         NEVADA                     000-33625                    87-0618509
         ------                     ---------                    ----------
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)

         23 CORPORATE PLAZA, SUITE 280, NEWPORT BEACH, CALIFORNIA 92660
               (Address of principal executive offices) (Zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 999-1600

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 5.02 Departure of Directors or Principle Officers; Election of Directors:
Appointment of Principle Officers

On January 25, 2006, one of the Company's Directors, William L. Davenport, submitted his resignation from the Board of Directors and as Secretary of the Company. On Friday, January 27, 2006, Michael S. Barker and Ashwin Rangan also submitted to the Company resignations from the Board of Directors, effective immediately to pursue other interests and opportunities.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 27, 2006

                                              PivX Solutions, Inc.

                                              By: /s/ Tydus Richards
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                                                  Tydus Richards,
                                                  Chief Executive Officer